UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 22, 2019

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXTR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2019, Extreme Networks Inc. (“Extreme”) appointed Ingrid Burton to its Board of Directors (the “Board”).

In connection with her service as a director, Ms. Burton will receive Extreme’s standard non-employee director cash and equity compensation. Ms. Burton will receive a pro rata portion of the $60,000 annual retainer for her service. If appointed to serve on any committees of the Board, she also would receive a pro-rata portion of annual fees of $12,500, $10,000 or $5,000 for serving on the Audit, Compensation, or Nominating and Corporate Governance committees, respectively. Upon her appointment, pursuant to the Board’s equity grant policy for non-employee directors, Ms. Burton received a non-employee director restricted stock unit award under the 2013 Equity Incentive Plan for 4,859 shares, which is a pro-rata portion of the grant received by the other directors on November 7, 2018. The shares subject to this restricted stock unit award will vest on November 7, 2019 and vest immediately in full upon certain changes in control or ownership of Extreme.

In connection with her appointment, Ms. Burton entered into Extreme’s standard form of director Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, Extreme has agreed to indemnify Ms. Burton to the fullest extent authorized by Extreme’s certificate of incorporation and bylaws, and against any and all costs, losses, claims, damages, fees, expenses and liabilities, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred or arising out of her services as director.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2019

EXTREME NETWORKS, INC.

By:	/s/ Katayoun (“Katy”) Motiey
Katayoun (“Katy”) Motiey
Chief Administrative Officer